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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 18, 2007

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 East Ogden Avenue, Suite 102A, Hinsdale, IL 60521 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 18, 2007, Voyager Petroleum, Inc. (the "Company") entered into a Third Amendment to the Purchase and Sale Agreement with Deacon Enterprises, Inc. ("Deacon"), a Michigan corporation, for the purchase of a processing facility located in Detroit, Michigan (the "Third Amendment"). Pursuant to the terms of the Third Amendment, the Company's right to inspect and evaluate the property was extended from June 18, 2007 until July 18, 2007 at 5:00 EST without any additional cost to the Company. A copy of the Third Amendment is attached hereto as Exhibit 99.1.

         On July 18, 2007, the Company entered into a Fourth Amendment to the Purchase and Sale Agreement with Deacon for the purchase of a processing facility located in Detroit, Michigan (the "Fourth Amendment"). Pursuant to the terms of the Fourth Amendment, the Company's right to inspect and evaluate the property was extended from July 18, 2007 until August 17, 2007 at 5:00 EST without any additional cost to the Company. A copy of the Fourth Amendment is attached hereto as Exhibit 99.2.

         Under the terms of the Purchase and Sale Agreement, the closing of the acquisition is to occur ten business days after the expiration of any extension of the inspection period or sooner at Voyager's election. The extensions have been necessary to fully evaluate title issues and obtain appropriate easements. A copy of the Purchase and Sale Agreement is attached hereto as Exhibit 99.3

ITEM 9.01  FINANCIAL

STATEMENTS AND EXHIBITS.

         Exhibits

         99.1 Third Amendment to the Purchase and Sale Agreement, effective June 18, 2007, by and between Voyager Petroleum, Inc. and Deacon Enterprises, Inc.

         99.2 Fourth Amendment to the Purchase and Sale Agreement, effective July 18, 2007, by and between Voyager Petroleum, Inc. and Deacon Enterprises, Inc.

         99.3 Purchase and Sale Agreement, effective January 19, 2007, by and between Voyager Petroleum, Inc. and Deacon Enterprises, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VOYAGER PETROLEUM, INC.


Date: July 20, 2007                               /s/ Sebastien  C. DuFort
                                                  ------------------------------
                                                  Sebastien C. DuFort
                                                  President